Exhibit 99.1

News Release

For more information, contact:

McCall Butler

AT&T Corporate and Financial Communications

Phone: (470) 773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

  (212) 430-3774 (collect)

AT&T INC. ANNOUNCES DEBT EXCHANGE OFFERS FOR FORTY-TWO SERIES OF NOTES

Dallas, Texas, August 31, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the commencement of private offers to (i) exchange (the “Pool 1 Offer”) twenty-five series of notes issued by AT&T and certain of AT&T’s wholly-owned subsidiaries (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2053 (the “New 2053 Notes”) as described in, and for the consideration summarized in, the table below. The aggregate principal amount of Pool 1 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 1 Notes accepted in the Pool 1 Offer results in the issuance of New 2053 Notes in an amount not exceeding $5,000,000,000 (the “2053 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding (MM)(1)	Reference UST Security	Fixed Spread (basis points)(2)	Cash Payment Percent of Premium(3)	Acceptance Priority Level
Pool 1 Notes
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(4)	00209AAF3	$274.9	0.625% due 8/15/2030	155	40%	1
8.750% Senior Notes due November 15, 2031(5)	AT&T Corp.	001957BD0 / U03017BC0	$109.2	0.625% due 8/15/2030	165	50%	2
8.30% Discount Debentures due 2036	Historic TW(6)	887315AZ2	$156.0	1.25% due 5/15/2050	200	40%	3
7.700% Debentures due 2032	Time Warner(7)	00184AAG0	$139.1	0.625% due 8/15/2030	170	25%	4
7.625% Debentures due 2031	Time Warner(7)	00184AAC9	$155.5	0.625% due 8/15/2030	155	25%	5
7.125% Senior Notes due 2031	AT&T Mobility LLC(8)	17248RAJ5	$151.4	0.625% due 8/15/2030	165	45%	6
6 7/8% Notes due 2031	BellSouth, LLC(9)	079860AD4	$113.8	0.625% due 8/15/2030	165	40%	7
6.550% Notes due 2034	BellSouth, LLC(9)	079860AE2	$147.4	0.625% due 8/15/2030	185	25%	8
6.00% Notes due 2034	BellSouth, LLC(9)	079860AK8	$201.1	0.625% due 8/15/2030	190	25%	9
6.800% Notes due 2036	AT&T Inc.	00206RAB8	$128.3	1.25% due 5/15/2050	200	60%	10
6.55% Global Notes due 2039	AT&T Inc.	00206RAS1	$510.1	1.25% due 5/15/2050	175	25%	11
6.500% Global Notes due 2036	AT&T Inc.	00206RJC7	$160.3	1.25% due 5/15/2050	200	25%	12
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	$412.1	1.25% due 5/15/2050	165	25%	13
6.40% Global Notes due 2038	AT&T Inc.	00206RAN2	$229.0	1.25% due 5/15/2050	170	25%	14
6.350% Global Notes due 2040	AT&T Inc.	00206RDE9	$490.5	1.25% due 5/15/2050	180	25%	15
6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	$849.4	1.25% due 5/15/2050	165	25%	16
6.200% Global Notes due 2040	AT&T Inc.	00206RJD5	$329.3	1.25% due 5/15/2050	180	25%	17
6.100% Global Notes due 2040	AT&T Inc.	00206RJE3	$392.7	1.25% due 5/15/2050	180	25%	18
6.000% Global Notes due 2040*	AT&T Inc.	00206RDF6	$1,234.0	1.25% due 5/15/2050	180	25%	19
5.35% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	$1,789.6	1.25% due 5/15/2050	180	25%	20
5.250% Global Notes due 2037*	AT&T Inc.	00206RDR0	$3,000.0	1.25% due 5/15/2050	160	25%	21
4.900% Global Notes due 2037*	AT&T Inc.	00206RFW7 / U04644CJ4	$1,278.7	1.25% due 5/15/2050	160	25%	22
4.850% Global Notes due 2039*	AT&T Inc.	00206RHK1	$2,000.0	1.25% due 5/15/2050	165	25%	23
4.800% Global Notes due 2044*	AT&T Inc.	00206RCG5	$2,500.0	1.25% due 5/15/2050	190	25%	24
4.30% Global Notes due 2042*	AT&T Inc.	00206RBH4 / 00206RBG6	$1,956.1	1.25% due 5/15/2050	190	25%	25

(1)	Rounded to the nearest tenth of a million.
(2)	The early participation payment for the Pool 1 Offer will be $50 of principal amount of New 2053 Notes per $1,000 principal amount of Pool 1 Notes and is included in the total consideration.
(3)	The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount and cash per $1,000 principal amount of such Old Notes.
(4)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(5)	The 8.750% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.750% Senior Notes due November 15, 2031 was 8.000%.
(6)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(7)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(8)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(9)	The 6 7/8% Notes due 2031, 6.550% Notes due 2034, and 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

(ii) exchange (the “Pool 2 Offer”) ten series of notes issued by AT&T (collectively, the “Pool 2 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2055 (the “New 2055 Notes”) as described in, and for the consideration summarized in, the table below. The aggregate principal amount of Pool 2 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 2 Notes accepted in the Pool 2 Offer results in the issuance of New 2055 Notes in an amount not exceeding $5,000,000,000 (the “2055 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding (MM)(1)	Reference UST Security	Fixed Spread (basis points)(2)	Cash Payment Percent of Premium(3)	Acceptance Priority Level
Pool 2 Notes
6.375% Global Notes due 2041	AT&T Inc.	00206RDG4	$984.1	1.25% due 5/15/2050	190	25%	1
6.250% Global Notes due 2041	AT&T Inc.	00206RJF0	$521.7	1.25% due 5/15/2050	190	25%	2
5.550% Global Notes due 2041	AT&T Inc.	00206RBA9	$1,009.5	1.25% due 5/15/2050	190	25%	3
5.375% Global Notes due 2041	AT&T Inc.	00206RJG8	$447.3	1.25% due 5/15/2050	190	25%	4
5.350% Global Notes due 2043	AT&T Inc.	00206RJJ2	$436.3	1.25% due 5/15/2050	190	25%	5
5.150% Global Notes due 2042	AT&T Inc.	00206RDH2	$1,208.5	1.25% due 5/15/2050	190	25%	6
5.150% Global Notes due 2046*	AT&T Inc.	00206RHA3 / 00206RFM9 / U04644BX4	$1,750.7	1.25% due 5/15/2050	195	25%	7
4.850% Global Notes due 2045*	AT&T Inc.	00206RJL7	$795.7	1.25% due 5/15/2050	190	25%	8
4.750% Global Notes due 2046*	AT&T Inc.	00206RCQ3	$3,500.0	1.25% due 5/15/2050	195	25%	9
4.35% Global Notes due 2045*	AT&T Inc.	00206RBK7 / U04644AE7	$3,043.9	1.25% due 5/15/2050	190	25%	10

(1)	Rounded to the nearest tenth of a million.
(2)	The early participation payment for the Pool 2 Offer will be $50 of principal amount of New 2055 Notes per $1,000 principal amount of Pool 2 Notes and is included in the total consideration.
(3)	The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount and cash per $1,000 principal amount of such Old Notes.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

and (iii) exchange (the “Pool 3 Offer” and, together with the Pool 1 Offer and the Pool 2 Offer, the “Exchange Offers”) seven series of notes issued by AT&T (collectively, the “Pool 3 Notes” and, together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2059 (the “New 2059 Notes” and, together with the New 2053 Notes and the New 2055 Notes, the “New Notes”) as described in, and for the consideration summarized in, the table below. The aggregate principal amount of Pool 3 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 3 Notes accepted in the Pool 3 Offer results in the issuance of New 2059 Notes in an amount not exceeding $5,000,000,000 (the “2059 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding (MM)(1)	Reference UST Security	Fixed Spread (basis points)(2)	Cash Payment Percent of Premium(3)	Acceptance Priority Level
Pool 3 Notes
5.700% Global Notes due 2057*	AT&T Inc.	00206RDT6	$1,000.0	1.25% due 5/15/2050	220	60%	1
5.650% Global Notes due 2047*	AT&T Inc.	00206RCU4	$1,500.0	1.25% due 5/15/2050	200	25%	2
5.450% Global Notes due 2047*	AT&T Inc.	00206RDS8	$2,000.0	1.25% due 5/15/2050	200	25%	3
5.300% Global Notes due 2058*	AT&T Inc.	00206RFS6 / U04644CG0	$643.7	1.25% due 5/15/2050	220	80%	4
5.150% Global Notes due 2050*	AT&T Inc.	00206RFU1	$1,694.7	1.25% due 5/15/2050	205	25%	5
4.550% Global Notes due 2049*	AT&T Inc.	00206RDM1 / 00206RDK5	$2,500.0	1.25% due 5/15/2050	200	25%	6
4.500% Global Notes due 2048*	AT&T Inc.	00206RDL3 / 00206RDJ8	$4,500.0	1.25% due 5/15/2050	200	25%	7

(1)	Rounded to the nearest tenth of a million.
(2)	The early participation payment for the Pool 3 Offer will be $50 of principal amount of New 2059 Notes per $1,000 principal amount of Pool 3 Notes and is included in the total consideration.
(3)	The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount and cash per $1,000 principal amount of such Old Notes.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum, dated August 31, 2020. AT&T reserves the right, in its sole discretion, to increase the 2053 Notes Cap, the 2055 Notes Cap and/or the 2059 Notes Cap following commencement of the Exchange Offers.

Each Exchange Offer is subject to certain conditions, including, (i) with respect to the Pool 1 Offer, a minimum of $1,000,000,000 aggregate principal amount of New 2053 Notes being issued in the Pool 1 Offer, (ii) with respect to the Pool 2 Offer, a minimum of $1,000,000,000 aggregate principal amount of New 2055 Notes being issued in the Pool 2 Offer, (iii) with respect to the Pool 3 Offer, a minimum of $1,000,000,000 aggregate principal amount of New 2059 Notes being issued in the Pool 3 Offer, (iv) as of 11:00 a.m. New York City time on September 15, 2020, the combination of the yield of the New Notes and the total consideration or exchange consideration as described in the Offering Memorandum, as applicable, for the applicable series of Old Notes would result in the New Notes and such Old Notes not being treated as “substantially different” under ASC 470-50 and (v) with respect to any Old Notes validly tendered pursuant to any Exchange Offer that will be exchanged on the Final Settlement Date, we determine that the New Notes to be issued on the Final Settlement Date in such Exchange Offer will be treated as part of the same issue as the New Notes, if any, issued on the Early Settlement Date for U.S. federal income tax purposes pursuant to specified tests.

Only Eligible Holders (as defined below) of Old Notes who validly tender their Old Notes at or before 5:00 p.m. New York City time on September 14, 2020, subject to any extension by AT&T (the “Early Participation Date”), who do not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early participation payment.

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 28, 2020, unless extended or earlier terminated by AT&T (the “Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers at or prior to 5:00 p.m. New York City time on September 14, 2020, subject to any extension by AT&T (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T). Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

AT&T reserves the right, but is under no obligation, at any point following the Early Participation Date and before the Expiration Date, to accept for exchange any Old Notes validly tendered at or prior to the Early Participation Date (the date of such exchange, the “Early Settlement Date”). The Early Settlement Date will be determined at AT&T’s option and is currently expected to occur on September 18, 2020, the fourth business day immediately following the Early Participation Date. If, after the Early Participation Date, AT&T chooses to exercise its option to have an Early Settlement Date and all conditions to the relevant Exchange Offers have been or are concurrently satisfied or waived by AT&T, AT&T will, subject to the terms of the Exchange Offers, accept for exchange all Old Notes validly tendered in the Exchange Offers prior to the Early Participation Date subject to proration, and the exchange for such Old Notes will be made on the Early Settlement Date.

The Final Settlement Date for the Exchange Offers will be promptly after the Expiration Date and is currently expected to occur on September 30, 2020, the second business day immediately following the Expiration Date.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) if in the United States, a “qualified institutional buyer,” or “QIB,” as that term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) if outside the United States, a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” (ii) if located or resident in any Member State of the European Economic Area or in the United Kingdom, persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (1) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (2) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (3) not a “qualified investor” as defined in Regulation (EU) 2017/1129, as amended, and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area or in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area or in the United Kingdom may be unlawful under the PRIIPs Regulation and (iii) if located or resident in Canada, a holder located or resident in a province of Canada and an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (each, an “Eligible Holder”). Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility certification are authorized to receive or review the offering memorandum, eligibility certification and Canadian beneficial holder form or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of the Canadian beneficial holder form. There is no separate letter of transmittal in connection with the offering memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation will act as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, eligibility certification or Canadian beneficial holder form may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The offering memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: https://gbsc-usa.com/eligibility/att.

AT&T anticipates that the dealer managers selected for the Exchange Offers will include 22 minority-, disabled veteran-, and women-owned brokerage firms.

###

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.